Capital Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Capital Stock
8. Capital Stock
As of December 31, 2023, the Company’s amended and restated certificate of incorporation provided that the authorized capital stock of the Company was 510,000,000 shares consisting of 500,000,000 shares of common stock and 10,000,000 shares of undesignated preferred stock, both with a par value of $0.0001 per share. As of December 31, 2023, 26,668,485 shares of the Company’s common stock authorized were issued, including 22,107 shares that were legally issued upon the early exercise of unvested stock options and that are excluded from the number of shares outstanding until the right to repurchase subsequently lapses upon vesting. Until the closing of the Company’s IPO on November 7, 2023, the voting, dividend and liquidation rights of the holders of the Company’s common shares were subject to and qualified by the rights, powers and preferences of the holders of the convertible preferred stock set forth in Note 7. Each common share entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, if any, as may be declared by the Company’s Board of Directors, and were subject to the preferential dividend rights of the convertible preferred stock until the closing of the Company’s IPO. No cash dividends have been declared or paid by the Company.
Upon the declaration of effectiveness of the Company’s IPO registration statement on November 2, 2023, the Company’s convertible SAFE Note automatically converted into 411,815 shares of common stock (see Note 6). Upon the closing of the Company’s IPO on November 7, 2023, the Company issued and sold 9,090,910 shares of its common stock, and subsequently, the underwriters partially exercised their associated
30-day
option to purchase additional shares of common stock with 1,048,746 additional shares issued (see Note 3). The net proceeds to the Company from the IPO and subsequent partial exercise of the underwriters’
30-day
option to purchase additional shares were approximately $100.3 million based on the initial offering price of $11.00 per share, after deducting underwriting discounts, commissions and offering expenses totaling $11.3 million. Also upon the closing of the Company’s IPO on November 7, 2023, all 85,495,722 outstanding shares of the Company’s series A convertible preferred stock and all 58,157,823 outstanding shares of the Company’s series B convertible preferred stock converted into 8,070,027 shares and 6,386,337 shares of common stock, respectively, including 896,764 shares of common stock issued as a result of series B convertible preferred stock antidilution provisions (see Note 7).
The Company had reserved the following number of shares of common stock for the exercise of outstanding stock options, future issuance of stock-based awards, and conversion of outstanding shares of convertible preferred stock:

	December 31, 2023	December 31, 2022
Shares of series A convertible preferred stock	—	8,070,027
Shares of series B convertible preferred stock	—	5,489,573
Options to purchase shares of common stock under the 2021 Plan and 2023 Plan	2,415,740	1,916,194
Shares available for issuance under the 2021 Plan and 2023 Plan	2,293,816	1,000,519
Shares available for issuance under the 2023 ESPP	238,600	—

Total shares of common stock reserved for future issuance	4,948,156	16,476,313

On March 11, 2024, the Company entered into a common stock purchase agreement to issue and sell an aggregate of 6,278,905 shares of its common stock at a price of $15.13 per share, in a private placement. The Company anticipates the gross proceeds from the private placement to be approximately $95.0 million, before deducting any offering related expenses. The private placement financing is expected to close on March 13, 2024, subject to customary closing conditions (see Note 14).